Exhibit 99.1

INVESTOR PRESENTATION SEPTEMBER 2006

This presentation contains forward-looking statements, including statements regarding future results. These statements are subject to certain risks and uncertainties, including but not limited to Aimco's ability to maintain occupancy, maintain and increase rental rates, lease-up redevelopment and acquisition properties and generate fee income as projected. Actual results may differ materially from projections and could be affected by a variety of factors, including factors beyond Aimco's control. These factors are described in Aimco's filings with the Securities and Exchange Commission, including Aimco's Annual Report on Form 10-K . This presentation and these forward-looking statements include Aimco's analysis and conclusions based in part on third party data (including information on cap rates and market growth rates) and reflect management's judgment as of the date of these materials, which are subject to change based on macro-economic factors beyond Aimco's control. Aimco assumes no obligation to revise or update to reflect future events or circumstances. A change in cap rates, market growth rates or other such items could affect the analysis and conclusions reached herein. In addition, this presentation includes certain non- GAAP measures, which Aimco defines and reconciles to GAAP in its quarterly supplemental schedules - see in particular the Glossary, Schedule 2 and Schedule 3. Forward-looking Statements and Other Information

Overview Aimco Update Three topics we will address: Investment Quality Portfolio Strategy Net Asset Value (NAV)

Aimco Update

Aimco Update: Seven Ways Aimco Makes Money Meeting Targets in 2006 Operating multi-family properties Generated YTD, year-over-year Same Store NOI growth of 10.4% Achieved better than peer average SSS NOI growth 6 straight quarters Managing our portfolio Sold $600M assets YTD at attractive cap rates ($487M net to Aimco, including $149M from Flamingo and $338M from non-core Conventional and Affordable properties); acquired $61 million in new assets Generated 76% of NOI from core properties, improving risk adjusted expected returns Redeveloping/reinvesting in properties Identified $1B development pipeline Building team and systems under Tim Beaudin to increase redevelopment capability On track to invest $175M to $200M in accretive redevelopments during 2006 Increasing land values through entitlement Entitlement activities underway at 17 properties Received approvals over the last 12 months at 4 projects for nearly 3500 additional units Sold YTD two properties for $28 million in excess of apartment value Generating tax credit development and other fee income Realized YTD, after-tax contribution from Activity Based Fees and Asset Management of $11.3M ($16M pre-tax) against full year after- tax guidance of $16 - 19M Managing the cost of capital Redeemed $287M in preferred stock at an average rate of 10% Refinanced $308M in property loans for average 63 basis point reduction Reduced net debt and preferred stock by approximately $200M after the effect of 3Q 2006 repurchases of $100M in common stock Managing G&A/productivity On track to reduce G&A before variable compensation by $8-10M as indicated

Aimco Same Store NOI growth has outperformed the peer average for the past 6 quarters Aimco Update: Year-over-Year NOI v. Peers

Aimco Update: Indexed NOI v. Peers NOI Performance to Peers - 1999 base year Indexed 90.0% 95.0% 100.0% 105.0% 110.0% 115.0% 1999 2000 2001 2002 2003 2004 2005 2006e Aimco Green Street Peer Mean (Excl AIV) Source data: Green Street Advisors - Apartment REITs August '06 Update August 14, 2006. Aimco's reported year-over-year NOI growth may differ from numbers provided here due to: (i) Green Street adjustments for hurricane effects across peer group; and (2) Green Street full year estimates are based on the simple average of 4 quarters

Investment Quality

Investment Quality We like multi-family - long-term and near-term We like a balance of A, B and C properties whose average is "B" Insulated from new supply Greater operating leverage

Investment Quality: Multi-Family Sector Long-term: Predictable demand based on demographics Diversified credit exposure Shorter term leases permit frequent readjustments to offset inflation Tenant diversification reduces credit risk Low rate of product obsolescence Favorable financing, both tax exempt and from FNMA & FHLMC Near-term: Entry of the 'Baby-Boom Echo" generation into housing markets Good job growth in the economy High cost of owned housing alternatives

Investment Quality: On Average, Aimco has a B Portfolio One-half of conventional NAV is invested in B properties 'A' Property: Average rent greater than 125% of REIS market average 'B' Property: Average rent between 90-125% of REIS market average 'C' Property: Average rent less than 90% of REIS market average Current Conventional Portfolio by Property Class: Based on % of Property NAV 0% 10% 20% 30% 40% 50% 60% CORE NON-CORE TOTAL A B C

Aimco's average rents approximate market average rents* * Market rents provided by REIS, 2006 Investment Quality: On Average, Aimco has a B Portfolio

Case study of impact of new supply: Denver market with 164,195 existing rental units absorbs 3,808 new A units / year (REIS) The addition of new supply of A properties in a market has a much greater relative impact on A properties than on B properties (Note: Ratio of A, B and C remains constant) Investment Quality: B Properties are Insulated from New Supply

Investment Quality: B Properties Provide Higher Operating Leverage Lower gross profit margins result in magnified NOI growth - or decline - a plus in current strong market Scenario 1 - 55% Operating Margin Scenario 2 - 67% Operating Margin

Portfolio Strategy

Portfolio Strategy We are focused on having a balanced portfolio that optimizes our risk adjusted return. This is the familiar concept of the "efficient frontier."

Portfolio Strategy: Comparison We considered two portfolios: the "Popular Portfolio"* and the Aimco Portfolio** There is good data that shows historical returns and volatility by market Annual returns include NOI plus asset appreciation, as defined by PPR's DMR (Derived Market Return) metric Analysis conducted from 1982-2010, and includes historical data from PPR's top 54 markets and 5 year DMR market forecast * The "Popular Portfolio" includes assets equally weighted among the following cities: Seattle, San Francisco, Oakland/East Bay, San Diego, Los Angeles, Phoenix, Palm Beach, Miami, Fort Lauderdale, New York and Washington D.C **Aimco conventional assets, as allocated at June 30, 2006

Portfolio Strategy The Aimco Portfolio has historically produced 95% of the returns of the Popular Portfolio with substantially less volatility Efficient Frontier calculated using 1982-2005 PPR DMR data The horizontal axis above represents the % change in return associated with 1 standard deviation (i.e a measure of the spread of historical returns around the mean) * Standard Deviation (Risk) Expected Return Efficient Frontier 0.0 5.0 0.4 0.8 1.2 1.6 2.0 2.4 2.8 3.2 3.6 4.0 4.4 0.0 12.0 2.0 4.0 6.0 8.0 10.0 Aimco Portfolio Popular Portfolio

Portfolio Strategy: The Popular Portfolio Returns on the Popular Portfolio have been strong over the past ten years, but the five year forecast* is well below historical levels Popular Portfolio: 9.79% annual returns with 4.26% volatility over the past 24 years 12.23% annual returns returns with 3.83% volatility over the past 10 years But 5.74% projected returns with 3.43% volatility over next 5 years Bringing 15 year returns to 10.06%, or approximately the 24 year average annual return * 5 Year Forecast Numbers are PPR's DMR Projections (NOI + Appreciation)

Portfolio Strategy: The Aimco Portfolio The Aimco Portfolio has historically produced slightly lower returns with lower volatility than the Popular Portfolio, and is expected to provide 98 basis points higher annual returns during 2006-2010 Aimco Current Markets: 9.34% annual returns with 3.71% volatility over the past 24 years 11.24% annual returns returns with 2.56% volatility over the past 10 years But 6.72% projected returns with 2.33% volatility over next 5 years Bringing 15 year returns to 9.73% - or approximately the 24 year average annual return * 5 Year Forecast Numbers are PPR's DMR Projections (NOI + Appreciation)

Portfolio Strategy: Comparison Over 24 years, the Popular Portfolio has had 45 basis points higher returns but substantially higher volatility than the Aimco Portfolio Over the past ten years, the Popular Portfolio has had 99 basis points higher annual returns and higher volatility However, over the next five years, the Aimco Portfolio is projected to outperform the Popular Portfolio by 98 basis points per annum bringing both portfolios close to their 24 year average annual returns

Portfolio Strategy: Comparison The ten-year out performance of the Popular Portfolio is largely due to the precipitous decline in its cap rates during the past three years The Popular Markets are now low rate cap markets The historic data is clear that low cap rate markets provide lower returns over five and ten year periods.

Portfolio Strategy: Historical Returns Low cap rate markets have provided lower returns than high cap rate markets over five and ten year periods Overview of Analysis and Results: Each year, markets are allocated to one of five portfolios based on then current cap rates The annual average total returns achieved five (and ten) years later on the highest cap rate and lowest cap rate portfolios are compared The highest cap rate portfolios have outperformed the lowest cap rate portfolios in 18 of 19 rolling five year periods (and in 12 of 14 rolling ten year periods) since 1982 * Low cap rate markets are defined as markets with cap rates in the lowest 20% of PPR's 54 markets, high cap rate markets are markets with cap rates in the highest 20% of PPR's 54 markets. Average Returns for 19 Rolling 5 Year Periods 6.73% 7.78% 8.41% 0% 1% 2% 3% 4% 5% 6% 7% 8% 9% Low Cap Rate Markets Other MSAs High Cap Rate Markets Average Annual Total Return

Portfolio Strategy: Declining Cap Rates Cap rates of markets in the Popular Portfolio have declined - Popular markets have become low cap rate markets Average Cap Rate of "Popular Portfolio" Outsized Returns (2000-2005) Exit Cap Rate Risk (2006-2010)

The majority of recent returns of the Popular Portfolio are due to cap rate declines driving capital appreciation at five times historical levels Portfolio Strategy: Recent Returns

Portfolio Strategy: FFO Yield and Exit Cap Rate Risk Assumed in Low Cap Rate Investment Income Appreciation Total IRR % 0.04 0.06 0.1 Observations: 10% IRR requires 6% cash flow growth for 5 years and no change in exit cap rate No change in exit cap rate requires belief high cash flow growth continues If exit cap rate increases by even 100 basis points, IRR almost halved to 5.7% Income Appreciation Total IRR % 0.04 0.017 0.057

Portfolio Strategy: FFO Yield and Exit Cap Rate Risk Assumed in High Cap Rate Investment Income Appreciation Total IRR % 0.06 0.04 0.1 Observations: 10% IRR requires 3.5% cash flow growth for 5 years and no change in cap rate If exit cap rate increases by 100 basis points, IRR = 7.2% Income Appreciation Total IRR % 0.06 0.012 0.072

Portfolio Strategy: Aimco Balanced Portfolio Aimco has a balanced portfolio that reduces risk while supporting high returns Allocation of assets within Aimco Portfolio is GAV weighted Aimco Portfolio Core Properties in Low Cap Markets 35% Affordable Properties 5% Core Properties in Mid and High Cap Markets 39% Non-core Properties 21%

Portfolio Quality: Summary Aimco uses both quantitative and qualitative approaches to identify the efficient frontier looking forward We are allocating investment capital among our 27 Core Markets so as to increase expected returns while also reducing volatility As we do so, we expect to increase and decrease relative weightings among markets and, over time, to add or subtract markets By doing so, we believe that we can outperform return expectations for the Popular Portfolio with substantially lower volatility and reduced exposure to exit cap rate risk We believe that we can increase substantially these forecasted returns produced by geographic market selection through: Operating leverage Further improvements in property operations Entitlement activities Accretive development and redevelopment Financial leverage

Net Asset Value Analysis

NAV During the Third Quarter, Aimco purchased 1.9 million common shares for $100 million at a weighted average price of $51.68 per share, a 15.6% discount to the calculated NAV of $61.20 per share. The calculated NAV is before consideration of upside Redevelopment and Entitlement values.

NAV: Estimated Using Market Cap Rates Property valuations are based on: Market cap rates on a weighted basis equal 5.76% Property NOI capitalized is first half 2006 actual NOI (per Schedule 2*) times 2; less a property management fee of 3% Additional real estate value: Book value of redevelopment units out of service Entitled land value Activity and Asset Management valuation applies a 7x multiple to after-tax NOI (4.5x pre-tax NOI) based on 2006 guidance Valuation of property management NOI utilizes property cap rates for controlled properties and a 5 multiple for non-controlled properties Other Assets and Liabilities are calculated at book value (per Schedule 3*) * Schedules referenced are found in Aimco's quarterly earnings releases in the Supplemental Information section See Calculation Detail appendix for further details

NAV: PPR Market Rates = Aimco Sales Experience Aimco used PPR's NOI market cap rates to determine NAV Aimco experience with 151 sales is consistent with PPR data Aimco actual property sales 2004-Present Sample includes all conventional sales transactions from 2004 - Present

NAV: Aimco's Implied Cap Rates Based on PPR 2Q 2006 cap rate data for conventional assets, and historical data* for affordable assets, Aimco's NOI weighted average cap rate is 5.76% * Based on the average of all Aimco Affordable sales, 122 since January 2004 ** Peer cap rates are NOI or revenue weighted by market using 2006 publicly available data and Q2 2006 PPR cap rates. The results were combined using a simple average. Peers included are: ASN, AVB, CPT, EQR and UDR NOI Weighted Cap Rates Aimco Peers ** Popular Markets 5.07% 5.09% Other Core Markets (Aimco Only) 5.74% Other Markets 6.38% 5.80% Markets w/o PPR Cap Rates 6.50% 6.50% Affordable Housing (Aimco Only) 6.89% Total NOI Weighted Cap Rate 5.76% 5.53% Percentage of NOI Aimco Popular Markets 32.6% 47.81% Other Core Markets (Aimco Only) 37.2% Other Markets 17.4% 46.01% Markets w/o PPR Cap Rates 4.0% 6.22% Affordable Housing (Aimco Only) 8.9% Total Allocation 100% 100%

NAV: Real Estate GAV at Market Cap Rates Real estate gross asset value at market cap rates excludes value of assets whose value is independent of property NOI, for example, due to entitlement and redevelopment opportunities.

NAV: Corporate Value at Market Cap Rates Upside exists in redevelopment and entitlement activities. We will address these components with you as our valuations of these items are finalized.

Calculation Detail

Calculation Detail Footnotes on following page

Property NOI from Supplemental Schedule 2b annualized, or $757.2M, less a management fee assumed to equal 3% of revenue, or $41.0M. This result is divided by the weighted average property cap rate of 5.76%, which for Conventional properties is based on third party data derived by market and for Affordable properties is based on Aimco experience in 122 Affordable property sales since January 2004. Estimated book value of units out of service due to redevelopment of $350M: including Lincoln Place at book value of $161M, Treetops at book value of $73M and other units out of service during the first half of 2006 at $116M. Entitled land value is management's estimate of the minimum amount by which the land value of 17 entitlements received for increased density exceeds the value of the 17 properties as used currently Cash plus restricted cash balances of $248.3M and $243.6M per Supplemental Schedule 3 Property management income used to estimate the value of property management is derived from multiple lines on Schedule 2b. The property management NOI pertains to both "controlled" and "non-controlled" properties. Controlled property management income is valued at the corresponding property cap rates. Non-controlled property management income is valued at 5.0 times NOI. Activity fees and asset management income, net of tax, is based on the mid-point of guidance of $16-19M, or $17.5M, valued at a 7 times multiple, or approximately 4.5 times pre-tax NOI Debt and preferred shares include total indebtedness from Supplemental Schedule 3 of $5,622M plus Preferred stock from Supplemental Schedule 4 excluding the Class W convertible preferred stock for $100M, whose conversion has been assumed in the diluted share count in calculating NAV Balance Sheet: Other liabilities net of other assets is the sum of non-real estate and cash assets from Supplemental Schedule 3, excluding Deferred financing costs, goodwill and management contracts netted against the sum of non-debt liabilities. Refer also to footnotes at the bottom of Supplemental Schedule 3 Per share information includes Class A common stock and operating partnership units and equivalents from Supplemental Schedule 4 of 107.4M shares, Class W convertible preferred shares at 1.9M common shares equivalent, plus other equivalents related to restricted stock and options exercisable up to $61 per share to total approximately 113M shares Calculation Detail (continued) Please refer to Aimco's second quarter 2006 earnings release and supplemental schedules for components of asset value calculations: